UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

SERVICESOURCE INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 9, 2022, ServiceSource International, Inc. sent the following information to its employees .

Sourcers –

We’ve just announced that ServiceSource will soon become part of Concentrix, a leading global provider of customer experience (CX) solutions and technology. I wanted to personally share this exciting news with you because I truly believe it is great news for us as a company, and for you as a Sourcer.

This acquisition reflects the hard work we’ve all done to strengthen our operating model, our go-to-market offerings, and the way we lead our business. We are ready for the next chapter of our growth, and this agreement paves the way for us to join a much larger company that is aligned with our people- and client-centric model.

Concentrix is a provider of Customer Experience (CX) solutions and technology. Together with our expertise in bringing the world's greatest brands closer to their customers, the combined company has the opportunity to meet market demand to create a more holistic customer journey experience, not only in the markets we serve today, but in many others.

As a Sourcer, this acquisition can open new opportunities for career growth as you join a staff of more than 290,000+ people in a company that serves more geographies and vertical markets, with expertise in technology and CX solutions.

This is an exciting time in the growth of ServiceSource!

Concentrix has made it clear that they value the talent and experience of our people and the deep expertise that we bring, and they are looking forward to combining our two teams. Now that we’ve made our announcement, both companies will be working to gain stockholder approval and clearing through all of the customary legal and regulatory reviews to close the acquisition.

Until that happens, there is no immediate change to your role or responsibilities at ServiceSource. We will continue to operate as usual as two separate companies until the acquisition is closed. It’s important to keep serving our clients and caring for each other to the highest standards as you do today.

I know you will have many questions about today’s news, so please watch for an invitation to join me and your leadership team for a special SourceTalk where we will hear from Concentrix’ President & CEO, Chris Caldwell.

I look forward to seeing you on SourceTalk,

/s/ Gary B. Moore

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, that address activities that ServiceSource International, Inc. (“SREV”) assumes, plans, expects, believes, intends or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. The forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events, including this proposed transaction. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the management of SREV. These include the expected timing and likelihood of completion of the proposed transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the ability to successfully integrate the businesses, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of SREV may not approve the merger, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of SREV’s securities, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of SREV to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on its operating results and businesses generally, or the risk the pending proposed transaction could distract management of SREV and it will incur substantial costs. All such factors are difficult to predict and are beyond SREV’s control, including those detailed in SREV’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on its website at http://www.servicesource.com and on the SEC’s website at http://www.sec.gov.

All forward-looking statements are based on assumptions that SREV believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and SREV undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Additional Information and Where to Find It

This document does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the pending acquisition of SREV by Concentrix (the “Transaction”). SREV intends to file a proxy statement (the “Transaction Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies from the holders of SREV’s common stock to approve the Transaction. Promptly after filing the definitive Transaction Proxy Statement with the SEC, SREV will mail the definitive Transaction Proxy Statement and a proxy card to each shareholder entitled to vote at the special meeting to consider the Transaction. SECURITY HOLDERS OF SREV ARE URGED TO READ THE TRANSACTION PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about SREV once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SREV will be available free of charge on SREV’s website at http://www.servicesource.com or to SREV’s stockholders by contacting Chad Lyne at investorrelations@servicesource.com.

Participants in the Solicitation

SREV and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of SREV’s common stock in respect of the Transaction. Information about the directors and executive officers of SREV is set forth in SREV’s proxy statement for its 2022 annual meeting of stockholders, which was filed with the SEC on April 1, 2022 (the “2022 Proxy Statement”). These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Transaction Proxy Statement and other relevant materials to be filed with the SEC when such materials become available. Investors should read the Transaction Proxy Statement carefully when it becomes available before making any voting decisions. You may obtain free copies of these documents from SREV using the contact information indicated above.